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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     I, Michael Eggers, Senior Vice President, Chief Financial Officer and Treasurer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of RealNetworks, Inc. on Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.

Date:  March 15, 2006

                                By: /s/ Michael Eggers
                                    --------------------------------------
                                    Name: Michael Eggers
                                    Title: Senior Vice President,
                                     Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to RealNetworks, Inc. and will be retained by RealNetworks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.